Flagstar Bancorp, Inc. (NYSE: FBC) Investor Presentation August 2020 1

Cautionary statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business and performance, the economy and other future conditions, and forecasts of future events, circumstances and results. However, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Generally, forward-looking statements are not based on historical facts but instead represent our management’s beliefs regarding future events. Such statements may be identified by words such as believe, expect, anticipate, intend, plan, estimate, may increase, may fluctuate, and similar expressions or future or conditional verbs such as will, should, would and could. Such statements are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors, including without limitation those found in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov). Any forward-looking statements made by or on behalf of us speak only as to the date they are made, and we do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required under United States securities laws. In addition to results presented in accordance with GAAP, this presentation includes non-GAAP financial measures. The Company believes these non-GAAP financial measures provide additional information that is useful to investors in helping to understand the capital requirements Flagstar will face in the future and underlying performance and trends of Flagstar. Non-GAAP financial measures have inherent limitations, which are not required to be uniformly applied. Readers should be aware of these limitations and should be cautious with respect to the use of such measures. To compensate for these limitations, we use non-GAAP measures as comparative tools, together with GAAP measures, to assist in the evaluation of our operating performance or financial condition. Also, we ensure that these measures are calculated using the appropriate GAAP or regulatory components in their entirety and that they are computed in a manner intended to facilitate consistent period-to-period comparisons. Flagstar’s method of calculating these non-GAAP measures may differ from methods used by other companies. These non-GAAP measures should not be considered in isolation or as a substitute for those financial measures prepared in accordance with GAAP or in-effect regulatory requirements. Where non-GAAP financial measures are used, the most directly comparable GAAP or regulatory financial measure, as well as the reconciliation to the most directly comparable GAAP or regulatory financial measure, can be found in these conference call slides. Additional discussion of the use of non-GAAP measures can also be found in the Form 8-K Current Report related to this presentation and in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission. These documents can all be found on the Company’s website at flagstar.com. 2

Table of Contents I. Overview 4 – 12 II. Key Business Highlights 13 – 48 1. Unique business model 13 – 34 2. Disciplined management team 35 – 37 3. Positioned to thrive in any market 38 – 42 4. Supporting customer needs 43 – 48 III. Appendix 49 – 52 3

Flagstar at a glance Corporate Overview • Traded on the NYSE (FBC) 160 89 Flagstar Retail home • Headquartered in Troy, MI Bank lending Branches Offices(1) • Market capitalization $1.6bn • Member of the Russell 2000 Index Community banking • Leading Michigan-based bank with a balanced, diversified lending platform • $27.5bn of assets and $17.9bn of deposits • 212k household & over 27k business relationships Mortgage origination • 6th largest bank originator of residential mortgages ($39.3bn during twelve months ended June 30, 2020) • Scalable platform originating business in all channels and all 50 states including 89 retail home lending offices • More than 1,100 correspondent and more than Operations center 1,300 broker relationships Mortgage servicing • 6th largest sub-servicer of mortgage loans nationwide • Servicing 1.0 million loans as of June 30, 2020 • Efficiently priced deposits from escrow balances 1. Includes seven home lending offices located in banking branches. 4

Quarterly income comparison $mm Observations 2Q20 1Q20 $ Variance % Variance A Net interest income Net interest incomeA $168 $148 $20 14% Net gain on loan sales 303 90 213 N/M • Net interest income increased $20 million, or 14% Loan fees and charges 41 26 15 58% - Average earning assets increased 12% driven by Loan administration income 21 12 9 75% warehouse and LHFS loan growth. Net return (loss) on mortgage servicing rights (8) 6 (14) N/M - Net interest margin was 2.86%, up 5 basis points Other noninterest income 21 23 (2) (9%) due to the impact of warehouse loan rate floors and Total noninterest incomeB 378 157 221 141% lower interest rates on borrowing costs, including Pre-provision total revenue 546 305 241 79% core deposits, partially offset by lower yields on earning assets.. Compensation and benefits 116 102 14 14% - Commissions and loan processing expense 86 49 37 76% B Noninterest income Other noninterest expenses 94 84 10 12% Total noninterest expenseC 296 235 61 26% • Noninterest income up $221 million, or 141% Pretax, pre-provision net revenue 250 70 180 257% - Mortgage revenue increased $199 million, or 207%, driven by $213 million higher net gain on loan sales Provision for credit losses 102 14 88 N/M (24% increase in FOALs and 139 basis point Income before income taxes 148 56 92 164% increase in margin), partially offset by $14 million Provision for income taxes 32 10 22 N/M lower net return on MSR Net income $116 $46 $70 152% - Loan administration income favorable due to a Diluted income per share $2.03 $0.80 $1.23 154% decline in LIBOR-based credit paid to sub-servicers Profitability Net interest margin 2.86% 2.81% 5 bps C Noninterest expense Net gain on loan sales / total revenue 55% 30% N/M Mortgage rate lock commitments, fallout adjusted $13,811 $11,154 $2,657 24% • Noninterest expense up $61 million, or 26% Mortgage closings $12,156 $8,591 $3,565 41% Net gain on loan sale margin, HFS 2.19% 0.80% 139 bps - Volume-driven mortgage expenses increased attributable to higher closings and higher retail closings - Strong performance during the quarter drove an increase in incentive compensation N/M = not meaningful 5

Average balance sheet highlights 2Q2020 ($mm) Observations Average Balance Sheet Interest-earning assets Incr (Decr)(1) $$%• Average loans HFI increased $2.5 billion, or 12% Loans held-for-sale $5,645 $397 8% - Average commercial loans increased $2.0 billion, or 28% primarily driven by $1.5 billion higher (2) 4,704 (193) (4%) Consumer loans warehouse balances driven by strong refinance Commercial loans(2) 8,892 1,966 28% market and $0.3 billion higher PPP loans. Total loans held-for-investment 13,596 1,773 15% Other earning assets(3) 4,451 372 9% Interest-earning assets $23,692 $2,542 12% Other assets 2,569 306 14% Interest-bearing liabilities Total assets $26,261 $2,848 12% • Average deposits increased $1.9 billion, or 12%, Deposits $17,715 $1,920 12% driven by $1.4 billion higher average custodial deposits largely driven by strong refinance volume Short-term FHLB advances & other 3,753 187 5% and $0.3 billion in noninterest-bearing retail deposits, Long-term FHLB advances 1,068 274 35% a 21% increase from last quarter. Other long-term debt 493 (3) (1%) Other liabilities 1,255 347 38% Equity(4) Total liabilities $24,284 $2,725 13% Stockholders' equity 1,977 123 7% • Tangible common equity to asset ratio of 6.58% Total liabilities and stockholders' equity $26,261 $2,848 12% • FBC closing share price of $28.82 on July 27, 2020 was 110% of tangible book value per share (4) $31.74 $2.22 8% Tangible book value per common share • TBV of $31.74, up $5.59 (21%) from one year ago 1. Measured vs. the prior quarter 2. Consumer loans include first and second mortgages, HELOC and other loans; commercial loans include commercial real estate, commercial & industrial and warehouse loans 3. Other earning assets include interest earning deposits, investment securities and loans with government guarantees 4. References a non-GAAP number. Please see reconciliations on page 47 - 48. 6

Interest rate risk position Warehouse- $5.2bn (06/30/2020) CRE - $3.0bn (06/30/2020) C&I - $1.9bn (06/30/2020) 8% 19% 8% 19% 6% 15% 4% 1% 5% 76% 8% 53% 73% 3% 2% LIBOR w/Floor > 0 Prime w/Floor > 0 LIBOR w/Floor = 0 LIBOR w/Floor > 0 Prime w/Floor = 0 LIBOR w/Floor = 0 PPP  Loans Fixed Rate LIBOR w/Floor = 0 Prime w/Floor > 0 Fixed Rate LIBOR no Floor LIBOR w/Floor > 0 Prime w/Floor = 0 No Floor CDs and Savings $6.2bn (06/30/2020) Rate Risk Commentary Average Rates CDs Average Rates Matures in 2020 – 1.85% Promo – 1.48% Matures After 2020 – 1.49% Non-promo – 0.31% • Floors in over 90% of our commercial loans that don’t allow LIBOR to reset below zero or at a higher level provide downside protection against spread compression $3.2 • Deposit resets generated positive downward pressure on funding $2.1 Matures Non‐promo Thereafter costs providing tail wind for net interest income and is expected to continue throughout the remainder of the year $0.9 Matures in $2.8 Promo 2020 Rates • Locked low funding rates using $1.7 billion of interest rate swaps and LT advances with terms from 3 to 7 years at a cost of 57 bps $1.2 $0.4 6/30/2020 6/30/2020 7

Higher net interest income is stabilizing earnings ● Achieving earning asset growth while continuing to grow net interest income - Strong net interest margin management ● Transition to more stable net interest income Average earning assets and net interest income (1) Net interest income ($mm) Average earning assets ($bn) $23.7 CAGR 19% $20.7 $21.2 $19.0 $17.8 $168 CAGR 22% $16.8 $16.4 $16.3 $16.0 $152 $148 $15.4 $15.4 $146 $14.7 $138 $14.0 $11.2 $124 $123 $126 $12.3 $12.8 $12.3 $11.6 $115 $103 $107 $106 $97 $87 $83 $79 $77 $80 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q191Q202Q20 1. References non-GAAP number for 4Q18; excludes $29 million of hedging gains reclassified from AOCI to net interest income in conjunction with the payment of long-term FHLB advances. Please see reconciliations on page 47 - 48. 8

Segment revenue performance ● Solid growth in banking and subservicing has created more stable earnings ● Focus on efficiency and expense management Revenue Composition and Earnings Metrics Percentage Percentage Revenue (millions) 6/30/2019 6/30/2020 of Revenue Increase Community Banking$ 212 $ 263 31% 24% Mortgage Servicing 79 108 13% 37% Subtotal 291 371 44% 27% Mortgage Origination 230 515 61% 124% Other(1) (5) (35) -4% --% Total$ 516 $ 851 100% 65% Diluted Earnings per Share(1) $ 1.35 $ 2.83 110% (1) Return on Average Assets 0.8% 1.3% (1) Return on Average Tangible Common Equity 11.6% 19.1% 1. Non-GAAP number for YTD 2019. Number shown excludes $25 million DOJ benefit. Please see reconciliations on page 47 - 48. 9

Capital overview Flagstar Bancorp Total Risk Based Capital Ratio Observations 1Q20 Tier 1 CET-1 Tier 1 Total RBC Leverage to RWA to RWA to RWA 2Q20 7.8% 9.1% 10.3% 11.3% 1Q20 8.1% 9.2% 10.5% 11.2% 11.2% 11.3% • Total risk based capital ratio of 11.3% o 772 basis points of total risk based capital attributed to warehouse loans, loans held for sale and loans with government guarantees that have not yet been repurchased o Warehouse lending—100% risk weight– has had under $5 million of losses, cumulatively, over the last 12 years • Tier 1 leverage ratio ended quarter at 7.8% o 487 basis points of tier 1 leverage attributed to warehouse loans, loans held for sale and loans with government guarantees that have not yet been repurchased 10

Asset quality highlights Delinquencies(1) (% of loans HFI) NPLs and performing TDRs ($mm) (2) NPLs (2) $104 0.61% Performing TDRs 37 $73 $65 $64 $66 0.40% 0.33% 26 33 0.30% 0.32% 26 26 29 41 39 38 37 40 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Allowance coverage(3) (% of loans HFI) Nonperforming loan and asset ratios (4) (4) NPA/LHFI & OREOs NPL & TDRs/LHFI NPA/Total Assets Total Total excl. Warehouse 0.62% 2.6% 0.54% 1.5% 0.29% 0.30% 0.28% 1.2% 1.2% 0.27% 1.1% 1.7% 0.36% 0.22% 1.1% 1.0% 0.9% 0.9% 0.21% 0.21% 0.21% 0.16% 0.15% 0.14% 0.14% 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 1. Includes early stage delinquencies, defined as 30 to 89 days past due and nonaccrual loans 2. Includes $37 million Live Well loan which was fully liquidated in the third quarter 2019. 2. Excludes loans carried under the fair value option and loans with government guarantees. 11 3. Excludes loans held-for-sale

Balance sheet composition 2Q20 average balance sheet (%) 1% Cash 13% Agency MBS ~64% of assets are in 14% lower risk-content Mortgage loans assets: cash, marketable held-for-investment 44% securities, warehouse Deposits excluding custodial deposits loans, loans held-for-sale and freshly-originated, 21% high-FICO conforming Loans held-for-sale mortgages underwritten by Flagstar 14% Warehouse loans 24% Efficiently funds loans Custodial deposits held-for-sale and warehouse loans Attractive relationship 27% lending with very low Commercial loans 18% (1) delinquencies and Other LHFI FHLB borrowings 2% Other long-term debt 1% MSR Primarily low risk, stable 5% Other liabilities assets (FHLB stock, BOLI, 9% premises & equipment, Other assets 8% Equity deferred tax asset, etc.) Assets Liabilities & Equity 1) Other LHFI includes home equity and other consumer loans. 12

Key business highlights 1 Unique business model 2 Disciplined management team 3 Positioned to thrive in any market 4 Supporting customer needs 13

Quarterly results Quarterly adjusted revenue ($mm) (1) Quarterly adjusted noninterest expense ($mm) (2) (5)(5) (3) (5) (3) (4) Non-Mortgage Revenue Mortgage Revenue(3) Non-Mortgage NIE Mortgage NIE Mortgage expense 1.22% $546 1.11% 1.12% 1.12% 0.93% $296 $238 $240 $235 $317 364 $214 $314 $305 149 $281 102 104 96 80 160 153 126 145 133 136 136 139 147 155 157 161 160 182 (6) 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 • Noninterest expense increased $61 million to $296 million for the second quarter 2020, compared to noninterest expense of $235 million in the first quarter 2020. • Mortgage-related expense increased $53 million, or 55.4 percent, to $149 million, or 1.22% of total originations, relatively consistent with the prior two quarters. This increase was primarily driven by higher commissions and loan processing as closings increased $3.6 billion, or 41 percent during this same time period. The strong results also resulted in higher variable compensation being recognized during the period. 1. References non-GAAP number for 2Q19. Please see reconciliations in appendix. 2. References non-GAAP number for 4Q19. Please see reconciliations in appendix. 3. Includes direct allocations. 4. As a percentage of that period’s close volume 14 5. Includes Servicing segment

Noninterest expense and efficiency ratio Quarterly noninterest expense ($mm) and efficiency ratio Noninterest expense Efficiency ratio $296 78% 77% 76% 75% $245 $238 $235 $214 54% 2Q19 3Q19 4Q19 1Q20 2Q20 15

Community Banking Highlights 16

Community banking quarterly summary Average commercial loans ($bn) Quarter-end commercial loan commitments ($bn) Commercial and Industrial Commercial Real Estate Warehouse Commercial and Industrial Commercial Real Estate Warehouse $8.9 $15.5 $6.9 $7.2 $6.9 $13.6 3.8 $12.1 $12.2 $6.1 $11.2 2.7 7.9 2.5 2.3 6.2 4.7 2.0 4.2 4.8 3.1 2.4 2.6 2.8 2.9 4.2 4.1 4.8 4.8 4.7 2.0 1.7 1.8 1.7 1.7 2.8 3.2 2.7 2.6 2.9 2Q19 3Q19 4Q19 1Q20 2Q20 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/20/2020 Average consumer loans ($bn) Average deposit funding(1) ($bn) Residential First Mortgages Other Consumer Loans Retail Government Custodial deposits Brokered deposits $4.9 $4.9 $4.9 $4.7 $17.7 $4.5 $15.8 $15.9 $15.8 $14.2 1.6 1.7 1.8 1.4 1.9 6.2 4.6 4.8 4.8 3.5 1.1 1.2 1.2 1.1 1.1 3.1 3.3 3.2 3.1 2.8 9.2 9.3 9.3 9.3 9.7 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 1. Includes custodial deposits which are included as part of mortgage servicing. 17

Strong market position ● Leading deposit share in Michigan, Fort Wayne, IN(1), and San Bernardino County, CA (High Desert Region) ● Provides access to markets with attractive demographics and low-cost, stable liquidity for continued balance sheet growth Michigan deposit share Key Markets Deposits as of 9/30/2019 2019 Rank % YoY Flagstar Deposits Deposit Median Proj HHI Proj pop ( $mm) (4) (4) Overall MI-based Institution Branches Total Share Change Market $mm % of total mkt share HHI grow th grow th 1Chase217 $44,432 20% 2% Oakland County, MI(3) 4,569 42.0% 8.0% 85,757 13.6% 2.6% 2 Comerica 194 28,995 13% -4% Grand Rapids, MI MSA 436 4.0% 1.9% 67,365 11.9% 3.2% 3 Bank of America 96 22,820 10% 19% 4PNC174 16,999 8% -1% Ann Arbor, MI MSA 282 2.6% 2.9% 75,938 13.8% 3.0% 5 Huntington 287 16,851 7% 7% 6 Fifth Third 199 16,640 7% 1% Fort Wayne, IN(1) 716 6.6% 8.8% 58,513 10.1% 2.6% 7 1 TCF Financial 233 16,404 7% 1% Key Midw es t Mar kets (5) 6,003 55.2% 6.1% 80,711 13.1% 2.7% 8 2 Flagstar (2) 114 13,026 6% 18% 9 Citizens 88 5,770 3% 2% San Bernardino County, CA 608 5.6% 1.1% 69,132 14.7% 4.27% 10 Independent 69 3,011 1% 7% Top 10 1,671 $184,948 82% 4% National aggregate 66,010 9.9% 3.4% 1. Source: S&P Global Market Intelligence; Note: Deposit data as of June 30, 2019 and projections based on 2019 estimates; MI-based banks highlighted. 2. Fort Wayne, IN deposit data is based on Fort Wayne, IN Fed District. Fort Wayne, IN demographic data is based on counties within Fort Wayne, IN Fed District, deposit weighted based on Flagstar’s portfolio. 3. Reflects the acquisition of 14 wells Fargo branches located in Michigan. 4. Oakland County data excludes $1.7bn of custodial deposits held at company headquarters. 5. 2019–2024 CAGR. 6. Key Midwest Markets Median HHI, projected HHI growth and projected population growth are deposit weighted based on Flagstar’s portfolio. 18 7. Deposit data is based on High Desert Region of San Bernardino County, CA.

Deposits Portfolio and strategy overview Total average deposits ($bn) (2) Retail deposits Other deposits $17.7 $15.8 $15.9 $15.8 • Flagstar gathers deposits from consumers, $14.2 8.0 6.5 6.6 6.5 businesses and select governmental entities 5.0 – Traditionally, CDs and savings accounts represented the bulk of our branch-based retail 9.2 9.3 9.3 9.3 9.7 depository relationships – Today, we are focused on growing DDA 2Q19 3Q19 4Q19 1Q20 2Q20 balances with consumer, business banking and commercial relationships 2Q20 total average deposits Savings – We additionally maintain depository 20% relationships in connection with our mortgage DDA 20% MMDA origination and servicing businesses, and with 4% governmental entities – Cost of total deposits(1) equal to 0.48%, down CD Government 11% 33 basis points from 0.81% in 1Q20 6% Brokered 4% Custodial 35% Total: $17.7 bn 0.48% cost of total deposits(1) 1. Total deposits include noninterest bearing deposits. 2. Includes deposits from commercial and business banking customers. 19

Lending Portfolio and strategy overview Total average loans ($bn) Loans HFS Loans HFI Loans with government guarantees • Flagstar’s largest category of earning assets consists $20.1 $18.1 $17.9 of loans held-for-investment which averaged $13.6bn $16.1 during 2Q20 $14.6 13.6 – Loans to consumers consist of residential first and 12.2 11.9 second mortgage loans, HELOC and other 10.6 11.7 – C&I / CRE lending is an important growth strategy, 5.2 5.2 5.6 offering risk diversification and asset sensitivity 3.5 3.8 – Warehouse lending to both originators that sell to 2Q19 3Q19 4Q19 1Q20 2Q20 Flagstar and those who sell to other investors 2Q20 average loans 1st Mortgage • Flagstar maintains a balance of mortgage loans held- 1st Mortgage HFI for-sale which averaged $5.6bn during 2Q20 HFS 14% 28% 2nds, HELOC – Essentially all of our mortgage loans originated are & other sold into the secondary market 9% – Flagstar has the option to direct a portion of the Loans with mortgage loans it originates to its own balance sheet government guarantees Warehouse 4% 19% CRE and C&I 26% 20

Commercial lending Diversified relationship-based approach Overview Warehouse - $5.2bn (06/30/20) • Warehouse lines with approximately 349 active % Advances sold to Flagstar relationships nationwide, of which approximately 74% Warehouse sell a portion of their loans to Flagstar • Collateralized by mortgage loans being funded which are paid off once the loan is sold ~57 borrowers sell >75% • Diversified property types which are primarily income- ~221 Commercial producing in the normal course of business borrowers ~71 Real Estate • Focused on experienced top-tier developers with sell <25% borrowers sell 25% - 75% significant deposit and non-credit product opportunities • Lines of credit and term loans for working capital Commercial needs, equipment purchases, and expansion projects & Industrial • Primarily Michigan based relationships or relationships with national finance companies Commercial Real Estate - $3.0bn (06/30/20) Commercial & Industrial - $2.0bn (06/30/20) Property type Industry Hotel/motel Manufacturing Healthcare 8% Home Building 15% 2% Distribution 29% 6% Office Government & 9% Services education 4% 26% PPP 19% Financial, Owner Occupied Multi Family insurance & 14% 19% real estate 37% Retail Other 10% 11% 21

Commercial real estate portfolio detail Commercial Real Estate ($bn) Portfolio Characteristics NBV Commitment % Utilization Home Builder$ 0.9 $ 1.7 49.4% • Average LTV ~52% and DSC ~2.4% Owner Occupied 0.4 0.4 98.0% Multi Family 0.4 0.8 54.8% • 82% LIBOR / 14% Prime Rate / 4% Fixed Rate Retail 0.3 0.3 93.0% Office 0.3 0.3 81.7% Hotel/Motel 0.2 0.3 70.6% • Over 96% of portfolio has Prime and LIBOR rate floors at or greater Senior Living Facility 0.1 0.2 62.4% than 0% Industrial 0.1 0.2 61.3% Parking Garage/Lot 0.1 0.1 99.8% • Shared National Credits ~7% of portfolio All Other 0.2 0.3 69.4% Total CRE $ 3.0 $ 4.7 64.5% State Breakdown Michigan, Other, 33.0% 38.8% Florida, 5.6% Texas, 12.7% Colorado , 6.0% California, 9.5% 1. Includes multipurpose retail space, neighborhood centers, strip centers and single-use retail space. 22

Commercial and industrial portfolio detail Commercial & Industrial ($bn) Portfolio Characteristics NBV Commitment % Utilization • 78% LIBOR / 15% Fixed Rate / 7% Prime Rate Financial & Insurance$ 0.5 $ 0.8 62.6% Services 0.3 0.5 66.1% • Approximately 81% of portfolio has Prime and LIBOR rate floors at or greater than 0% Manufacturing 0.3 0.4 74.2% Home Builder Finance 0.1 0.3 38.0% • Excluding PPP loans, shared national credits ~46% of portfolio Rental & Leasing 0.1 0.2 60.7% Payroll Protect - PPP 0.4 0.4 100.0% All Other 0.3 0.3 75.3% Total C&I $ 2.0 $ 2.9 68.2% State Breakdown OTHER, 22% MI, 35% CT, 4% SC, 4% NJ, 4% CA, 7% NY, 5% TX, 11% OH, 4% IN, 3% WI, 2% 23

Warehouse lending highlights ● National relationship-based lending platform FBC warehouse loan commitments ($bn) ● Attractive asset class with good spreads and Outstandings Unfunded Commitments low credit risk $7.9 ● Scalable platform supports current total $6.2 commitments of $7.9 billion 2.7 $4.8 $4.7 $4.2 2.2 ● Flagstar is well positioned to hold market 1.6 1.9 share, leveraging relationships in 1.6 5.2 complementary lines of business, including 4.0 3.2 2.8 home builder finance and mortgage 2.6 originations 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 Warehouse lenders ranked by commitments ($mm) Net chargeoffs YOY 2Q20 Rank Institution Growth Total Share  NCO  ($mm)  NCO Rate  (bps) 1 JPMorgan Chase 27% $19,000 16% 2 First Horizon 35% 9,433 8% 6 bps annual loss rate since 2006 3 Texas Capital 24% 8,972 8% 29 4 TIAA FSB (Everbank) 23% 8,000 7% 22 5 Flagstar Bancorp 87% 7,950 7% 17 17 6 Merchants Bank 118% 7,200 6% 7 Truist 74% 6,778 6% $1.1 $1.2 $1.0 8 Wells Fargo 18% 6,500 6% 1 9 Comerica 2% 4,200 4% $1.1 10 U.S. Bancorp 18% 4,120 4% Top 10 36% $82,153 71% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2Q 2020 Source: Inside Mortgage Finance as o August 2020 24

Home builder finance highlights Overview Tightening housing supply Existing home sales (mm) Months supply of existing homes for sale ● National relationship-based lending platform launched in 1Q16 (left axis) (right axis) - Attractive asset class with good spreads (~375 bps) 8 14.00 - Meaningful cross-sell opportunities including warehouse loans, 7 12.00 commercial deposits and purchase originations 6 10.00 ● Flagstar is well positioned 5 8.00 - Focused on markets with strong housing fundamentals and 4 6.00 higher growth potential 3 - We have direct relationships with 9 of the top 10 and do 2 4.00 business with 35 of the top 100 builders nationwide (52 of the 1 2.00 top 200) through June. 0 - 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Bloomberg (through 5/31/20) Home builder finance footprint Home builder loan commitments(1) ($mm) Unpaid principal balance Unused $2,175 $2,015 $2,101 $2,022 $1,798 $1,186 $1,106 $1,154 $1,065 $1,001 $989 $797 $909 $947 $957 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 1. Commitments are for loans classified as commercial real estate and commercial & industrial. 25

Leverage lending and SNCs Leverage lending commentary Shared national credits “SNCs” commentary • Average UPB of ~$13 million per loan • 68 borrowers, average UPB of $15 million and average commitment of $25 million • No nonperforming loans as of 6/30/20 • Total SNC breakdown: C&I ~73% / CRE ~21% / Warehouse ~6% • Loans totaling $60 million of commitments are rated as special mention or substandard • We are the lead bank in 11% of these deals and this percentage continues to grow • SNCs comprised ~$262 million of total leveraged loan UPB • No nonperforming loans as of 6/30/20 • Loans totaling $21 million are rated as special mention or substandard Portfolio Composition - $0.4bn UPB (6/30/20) Portfolio Composition - $1.0bn UPB (6/30/20) Financials and Insurance Rental & Leasing 22% Services 24% 20% Services Distribution 35% 5% Manufacturing 15% Manufacturing 50% Healthcare Financial & 3% Insurance 19% Healthcare Distribution 4% 3% 26

Mortgage Origination Highlights 27

Mortgage originations quarterly summary Closings by purpose ($bn) Fallout-adjusted locks ($bn) Purchase originations Refinance originations $13.8 $12.2 $11.2 $9.3 $9.3 $9.2 $8.6 $8.6 $8.3 $8.2 7.8 3.2 4.8 5.7 5.5 5.4 4.5 4.4 3.6 3.1 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 Purchase 59% 44% 41% 36% 35% Mix % Closings by mortgage type ($bn) Net gain on loan sales – revenue and margin Conventional Government Jumbo Gain on loan sale ($mm) Gain on sale margin (HFS) $12.2 2.19% 1.2 $9.3 $9.3 0.9 $303 $8.6 $8.6 1.8 1.8 1.6 1.6 1.20% 1.23% 1.9 2.0 0.89% 2.0 1.8 0.80% 10.1 $110 $101 $90 $75 5.0 5.6 5.5 5.2 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 28

National distribution through multiple channels Residential mortgage originations by channel ($bn) Correspondent Broker Retail Other Bulk $3.7 $6.6 $5.9 $6.0 $5.8 $5.5 $2.2 $2.1 2.1 $1.9 $2.0 2.5 2.0 2.0 3.9 $1.3 $1.6 $1.1 $1.2 $1.1 3.4 3.8 3.9 3.5 2.7 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 2Q19 3Q19 4Q19 1Q20 2Q20 (1) • 3.1% market share with #10 national ranking(1) • 1.0% market share with #12 national ranking • 89 retail locations in 28 states • More than 1,100 correspondent partners • More than 1,300 broker relationships • Direct Lending is 22% of retail volume • Top 10 relationships account for 14% of overall • Top 10 relationships account for 13% of overall correspondent volume brokerage volume • Warehouse lines with 320 correspondent relationships 1. Data source: As reported by Inside Mortgage Finance for 12M20 published May 22,2020. 29 profitability in almost any mortgage origination market drives platform that Flagstar hasascalable origination Source: Bankers Mortgage Associat .Adjusted population for growth Adjusted historical for inflation Bureau as reported byof La 2. 1. U.S. residential mortgage origination market U.S. origination and (historical projected residential mortgage volumes) $ in trillions 1991 1.3 1992 2.0 1993 2.2 ion actual for periods and ab as reported by the U.S. Census the asreported by 1994 1.6 1995 1.3 1996 1.5 1997 1.6 1998 3.1 bor Statistics 100). (2019 = lended averageFannie offorecast byFreddie Mae Mac and Mortga 100). Bureau (2018 = 1999 2.4 2000 1.9 2001 3.7 2002 4.6 2003 5.9 2004 4.1 2005 4.3 2006 3.8 2007 3.2 2008 2.0 eBankers Association. ge 2009 2.5 2010 2.1 2011 1.7 2012 2.3 2013 2.1 2014 1.4 2015 1.8 2016 2.2 30 2017 1.8 2018 1.7 2019 2.3 2020F 3.0 2021F 2.3

MSR portfolio highlights MSR portfolio statistics MSR portfolio characteristics (% UPB) Measure ($mm) 3/31/2020 6/30/2020 Difference By Vintage Unpaid principal balance $23,439 $29,846 $6,407 Fair value of MSR $223 $261 $38 Capitalized rate (% of UPB) 0.95% 0.87% (8) bps Multiple 2.414 2.388 (0.026) 2018 Note rate 4.336% 4.003% (33.3) bps 21% 2017 & prior 16% Service fee 0.389% 0.366% (23) bps 2019 25% Average Measure ($000) UPB per loan $239 $243 $4 2020 FICO 691 708 17 38% Loan to value 84.84% 81.55% (329) bps Net return (loss) return on mortgage servicing rights ($mm) By Investor $ Return 2Q19 3Q19 4Q19 1Q20 2Q20 Net hedged profit (loss) ($1) $2 $0 $10 $1 Carry on asset 21 25 23 17 18 Run-off (15) (30) (27) (20) (20) GNMA Gross return on the 63% $5 ($3) ($4) $7 ($0) mortgage servicing rights Private Sale transaction & P/L (1) 1 1 (1) (3) 3% Model changes - - - - (5) Net return on the Freddie $4 ($2) ($3) $6 ($8) mortgage servicing rights ($) 16% Fannie Average mortgage $321 $292 $287 $252 $242 18% servicing rights ($) Net return on the 5.5% -2.7% -4.1% 9.6% -13.5% mortgage servicing rights (%) 31

Servicing Highlights 32

Mortgage servicing quarterly summary Quarter-end loans serviced (000’s) $ UPB of MSRs sold ($bn) Serviced for Others Subserviced for Others Flagstar Loans HFI Bulk Sales Flow Transactions 1,091 1,082 1,043 983 994 $6.6 $5.4 $4.9 919 917 817 827 855 4.4 $2.5 4.4 $1.0 2.2 106 107 105 102 123 1.0 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 2Q19 3Q19 4Q19 1Q20 2Q20 Average custodial deposits ($bn) MSR / CET1 (Bancorp) $6.2 $4.8 $4.8 $4.5 24% $3.5 20% 20% 15% 13% 2Q19 3Q19 4Q19 1Q20 2Q20 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 33

Mortgage servicing income statement Servicing Profitability ($mm) 2Q19 3Q19 4Q19 1Q20 2Q20 Net interest income Interest income (FTP) $ 24 $ 30 $ 27 $ 23 $ 12 Interest expense on custodial deposits (1) (21) (25) (22) (19) (8) Total net interest income 3 5 5 4 4 Noninterest income(2) Service fee income 26 27 28 30 35 Ancillary fee income 7 8 10 9 18 Late fee income 5 5 5 6 2 Total noninterest income 38 40 43 45 55 Noninterest expense(3) (30) (31) (31) (36) (38) Earnings before Tax$ 11 $ 14 $ 17 $ 13 $ 21 Average Custodial Deposits ($bn) $ 3.5 $ 4.6 $ 4.8 $ 4.8 $ 6.2 Average Loans Serviced for Others (000's) 972 988 1,042 1,086 1,062 1. Expense on custodial deposits from loans subserviced which is included in net loan administration income for GAAP purposes. Includes intersegment allocation. 2. Service fee income and late fee income are included in net loan administration income for GAAP purposes; ancillary fee income is included in loan fees and charges for GAAP purposes. 3. Includes direct allocations. 34

Key business highlights 1 Unique business model 2 Disciplined management team 3 Positioned to thrive in any market 4 Supporting customer needs 35

Flagstar has a strong executive team Board of Directors John Lewis Chairman Chief Audit Officer Sandro DiNello Meagan Belfinger President & CEO • CEO since 5/13 • Over 40 years of banking experience with Flagstar and its predecessors with a strong emphasis on community banking, including the management of retail operations and product strategy Chief Chief Mortgage Community Chief Risk General Corporate Operating Officer Financial Officer Banking Banking Officer Counsel Responsibility Lee Smith Jim Ciroli Sandro DiNello Reggie Davis* Steve Figliuolo Patrick McGuirk Beth Correa • COO since 5/13 • CFO since 8/14 • Interim Director of *effective August 3, • CRO since 6/14 • General Counsel • Started as Director • Formerly a partner • More than 30 years Mortgage Banking 2020 • Over 35 years of since 6/15 of Corporate of MatlinPatterson of banking and • Extensive financial services • Over 20 years of Responsibility in Global Advisors and financial services background in experience with financial services 3/19 a Senior Director at experience with banking experience Citizens Republic, legal experience • With Flagstar since Zolfo Cooper First Niagara, with Suntrust, Royal Fleet Boston with the FDIC and 2011 and has more • Extensive expe- Huntington and Bank of Canada, Financial, First Sidley Austin LLP than 30 years of rience in financial KeyCorp and Wachovia Union and Chase banking experience management and Manhattan with NBD, Chase, operations and Comerica • Chartered Accoun- tant in England and Wales 36

Risk management Best-in-class risk management platform with 250 FTEs(1) Board of Directors Risk Committee Enterprise Sandro DiNello Risk Committee President & CEO Karen Sabatowski Steve Figliuolo Chief Compliance Chief Risk Officer Officer Chief QC / Financial Regulatory Modeling & Loan Operational Vendor Credit Appraisal MFIU Fraud Crimes Compliance Affairs Analytics Investigations Review Risk Management Officer Review (BSA/AML) FTEs 4 75 2 47 12 6 10 51 14 29 1. Does not include 30 FTEs in internal audit as of 06/30/2020. 37

Key business highlights 1 Unique business model 2 Disciplined management team 3 Positioned to thrive in any market 4 Supporting customer needs 38

Current Expected Credit Loss (“CECL”) Allowance for credit losses ($mm) CECL methodology • Used 2-year forecasts as of June reflecting the continued economic distress caused by COVID weighted 40% base, 30% adverse and 30% growth • Composite forecast contemplates unemployment ending the year at 10%, and recovers only slightly in 2021 • GDP similarly recovers only slightly by the end of the year from current levels and won’t return to pre-COVID level until mid-2022 Forecast • HPI decreases about 2% from early 2020 through 2021 • Qualitative adjustments reflect best estimate of COVID-19 impact on portfolios including estimated impact of government stimulus, forbearance/payment holidays and Fed programs (1) (2) (3) (4) • We downgraded $170 million (UPB) in loans to “watch” status reflecting a comprehensive review of loans in deferral status 1. New loans and aging of existing portfolio 2. COVID impact sectors 3. Changes to macro-economic variables and forecast scenarios 4. Changes to underlying credit conditions 39

Strong ACL coverage with low risk content of assets ACL coverage Strong with lowriskcontent Allowance for credit loss (ACL): .Sourced S&P from Global Market Intelligence; Data is as ofJu Excludes loans carried under the fair value option. 2. 1. 6/30/20 ($mm) Peer banks: ACL as %ofgrossloans HFI  BK 0.2%‐  VLY 1.0% ‐ Peer BankAverage:1.6%  ONB 1.0% ‐  TCBI 1.1% ‐  BKU 1.1% ‐  UMBF 1.4% ‐  PNFP 1.4% ‐  ISBC 1.4% ‐  WAL 1.4% ‐  TCF 1.4% ‐ ne 30, 2020  FNB 1.5% ‐ (2)  FULT 1.5% ‐  BXS 1.5% ‐  FHB 1.6% ‐  RJF 1.6% ‐  SNV 1.6% ‐  CFR 1.7% ‐  STL 1.7% ‐ • ACL coverage of coverage ACL 1.7% for gross loans HFI is above the peer • ACL loansHFI as %ofgross median of 1.6%  CBSH 1.7% ‐ coverage for warehouse lending,ACL Excludinggross - loans HFI 2.6% is  PB 1.7% ‐  UMPQ 1.7% ‐  WBS 1.7% ‐ excluding warehouseACL loans FBC  FBC 1.7%  ASB 1.73% ‐  EWBC 1.8% ‐  FHN 1.8% ‐ (1)  PACW 1.9% ‐  OZK 1.9% ‐  BOKF 2.0% ‐ 40  HWC 2.1% ‐  FBC 2.6%  FINN 3.3% ‐  CIT 3.5% ‐

Liquidity and funding Adjusted HFI loan-to-deposit ratio(1) Commentary 86% 85% 85% • Flagstar has invested 82% 81% significantly in building its Community Bank, which provides attractive core deposit funding for its balance sheet • These retail deposits are supplemented by custodial deposits from the servicing business 2Q19 3Q19 4Q19 1Q20 2Q20 • Much of the remainder of Flagstar’s balance sheet is self- (2) Liquidity ratio funding given it is eligible collateral for FHLB advances Cash & investment securities FHLB borrowing capacity (which provides significant liquidity capacity) • Over $700 million of additional 24% 23% borrowing capacity through the discount window 13% 12% 11% 11% 3/31/2020 6/30/2020 1. Adjusted HFI loan-to-deposit ratio is total average loans HFI (excluding warehouse loans) expressed as a percentage of total average deposits (excluding custodial deposits). Please see non-GAAP reconciliations on page 47 - 48. 2. Cash, investment securities and FHLB borrowing capacity expressed as a percentage of total assets. 41

Interest rate risk • Flagstar’s net interest income remains asset sensitive due to pay fixed interest rate swaps Earnings at Risk Economic Value of Equity % Change % Change Scenario Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 Scenario Q2 2020 Q1 2020 Q4 2019 Q3 2019 Q2 2019 +300 Shock 30.2% 18.0% 15.2% 15.4% 13.9% +300 Shock 17.7% 20.0% 5.0% 1.1% 2.3% +200 Shock 20.9% 12.4% 10.2% 10.3% 9.3% +200 Shock 13.6% 14.9% 5.2% 2.7% 3.5% +100 Shock 10.6% 6.5% 5.2% 5.2% 4.7% +100 Shock 8.3% 8.8% 3.5% 2.6% 2.9% Base - - - - - Base - - - - - 42

Key business highlights 1 Unique business model 2 Disciplined management team 3 Positioned to thrive in any market 4 Supporting customer needs 43

Supporting consumer needs Consumer Forbearance Total Population Forbearance Requested Forbearance % of June 30, 2020 As of June 30, 2020 As of August 31, 2020 As of June 30, 2020 August 31, 2020 June 30, 2020 Number of Number of Number of % of % of UPB UPB UPB % of UPB % of UPB Accounts Accounts Accounts Accounts Accounts (1) Subserviced for others 174,384 854,216 19,266 86,263 20,953 92,095 11.0% 10.1% 12.0% 10.8% Serviced for others 29,979 123,256 4,140 16,442 4,279 16,718 13.8% 13.3% 14.3% 13.6% Subtotal 204,363 977,472 23,406 102,705 25,232 108,813 11.5% 10.5% 12.3% 11.1% (2) Serviced for own loan portfolio 9,221 64,142 682 3,706 710 3,745 7.4% 5.8% 7.7% 5.8% Total loans serviced 213,584 1,041,614 24,088 106,411 25,942 112,558 11.3% 10.2% 12.1% 10.8% Weekly Forbearance Requests (accounts) • Significant decrease in new forbearance requests since middle of April 28,675 • 34% of residential first lien borrowers who have requested forbearance have made their April, May and June payments and not taken advantage of the forbearance option. • Proactive customer outreach to evaluate readiness to return to payment or need for further assistance 2,539 1,338 646 • Stable early-stage delinquency trends for loans not in forbearance 2/29/2020 3/31/2020 4/30/2020 5/31/2020 6/30/2020 1. Includes temporary short-term subservicing performed as a result of sales of servicing-released mortgage servicing rights. Includes repossessed assets. 2. Includes LHFI (residential first mortgage, home equity and other consumer), LHFS (residential first mortgage), loans with government 44 guarantees (residential first mortgage), and repossessed assets.

COVID-19 Impacted Industry Exposure Commercial Exposure - $1.0 billion, 6.8% of LHFI(1) Commercial & Industrial Loans $155 million UPB / 1.0% of loans Automotive Manufacturing, automotive suppliers $10 million in requested deferrals to date $121 million / 0.8% of loans Leisure & Entertainment Includes restaurants, churches, theatres, etc. $0.2 million in requested deferrals to date $40 million / 0.3% of loans Healthcare Hospitals, HMO Medical Centers No deferrals Commercial Real Estate Loans ~ 80% in footprint; 61% are neighborhood $311 million / 2.1% of loans (58 loans) Retail centers or single-tenant properties $55 million in requested deferrals to date Marriott, Hilton, IHG and Hyatt flagship hotels $234 million / 1.6% of loans (21 loans) Hotel comprise 81% of portfolio $106 million in requested deferrals to date Geographically diverse; facilities in 8 different $146 million / 1.0% of loans (18 loans) Senior Housing metro areas. All have recourse to strong No deferrals borrowers 45 1. Deferrals are as of August 31, 2020

Supporting commercial clients needs Commercial UPB deferrals as of 8/31/2020 ($mm)(1) As of % Deferred of  As of % Deferred of  As of  ($) Change # of  August 31,  6/30/2020  # of  June 30,  6/30/2020  April 30,  June 30,  April 30,  Commercial Loan Deferrals ($mm) Borrowers 2020 Portfolio Borrowers 2020 Portfolio 2020 2020 2020 Automotive                 1 $         10.0 6.4%                 8 $         44.1 28.4%$         51.0 $          (34.1) $         (41.0) Leisure & Entertainment                 3               0.2 0.1%               13             14.7 12.1%            15.0              (14.5)            (14.8) Healthcare              ‐               ‐ 0.0%               14               3.6 9.0%              ‐                (3.6)               ‐ Other               11             39.1 2.4%               70         108.5 6.6%         108.2              (69.4)            (69.1) Total C&I Deferrals               15            49.3 2.5%             105          170.8 8.7%         174.2           (121.5)         (124.9) (2) Hotel               10         106.3 45.4%               12         131.8 56.4%            82.0              (25.5)             24.3 Retail                 6             55.4 17.8%               24             90.6 29.1%            64.0              (35.2)              (8.6) Senior Housing              ‐               ‐ 0.0%                 1               7.3 5.0%              ‐                (7.3)               ‐ Other               14             22.8 1.0%               98         148.7 6.4%         232.2           (125.9)          (209.4) Total CRE Deferrals               30         184.4 6.1%             135          378.3 12.5%         378.2           (193.9)         (193.8) (3) Total Commercial Loan Deferrals               45 $      233.7 4.7%             240 $       549.1 11.0%$       552.3 $        (315.4) $      (318.7) 1. All commercial loans requesting deferral were initially granted a 90 day deferral. If an extension was requested of the original 90 day deferral, borrower would be required to provide adequate justification for the extension. 2. Reflects $25 million of construction loans in hotel portfolio 3. As of August 31, 2020, second deferrals totaled $112.6 million and $0.2 million in CRE and C&I, respectively 46

COVID Impacted Sectors – CRE CRE COVID Impacted Sectors ($mm) (as of June 30, 2020) Portfolio Characteristics Credit Quality Credit Metrics (Pre‐COVID) Median  Top 10  Total  Footprint  $ $ $ (6) ($mm) UPB % of LHFI Loan Size Borrowers Borrowers SNCs Exposure Construction Deferred Past Due NPLs Watch DSC LTV Occ Retail$         311 2.1%$          2.0 47%             58 $           19 79% 3%$         55 $        ‐ $        ‐ 18%        1.7 48% 95% Hotel           234 1.6%            8.4 76%             21                2 70% 59% 106          ‐           ‐ 41%        1.4 60% 61% Senior Housing           146 1.0%            9.3 94%             18             ‐ 57% 62%          ‐           ‐           ‐ 14%        1.7 60% 84% Total$         545 3.7%$          7.2              79 $           21 $       161 $        ‐ $        ‐ 32% Retail CRE UPB ($mm) (as of June 30, 2020) Hotel CRE UPB(5) ($mm) (as of June 30, 2020) ~81% of balances are from Marriott, Hilton, IHG, and 50% 55% Hyatt flagged franchises $311M $234M (1) Luxury Neighborhood Centers 10% 11% (2) Upper Upscale 19% Single Tenant 20% Upper Midscale 15% Shopping Centers (3) 20% (4) Upscale Other Retail Descriptions 1. Retail centers < 100,000 sq. ft. – generally anchored by grocery 5. Classifications as determined by STR Chain Scales stores 2. Single Tenant – Hardware stores 45% / Pharmacies 33% 3. Power centers 4. Other – includes one regional mall with $14mm in UPB 47 6. As of August 31, 2020

Loans with government guarantees (LGG) LGG UPB end of period ($mm) LGG Overview Repurchased Loans Loans Eligible for Repurchase General Overview $1,791 • GNMA Loans are eligible to be repurchased, at our option, after no payment has been made for 90 days (whether due to delinquency or forbearance) • When eligible to be repurchased, accounting rules require us to 1,067 record a loan and a related liability $814 • Loans eligible to be repurchased are limited to GNMA loans for $736 52 which we own the MSR; not eligible to repurchase loans we are $607 70 subservicing $507 63 44 • Prior to repurchasing the loan, no interest is earned, we continue 762 666 724 to make advances and no credit risk is present 463 544 • All LGG loans, including loans eligible to be repurchased, are a 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 20% risk-weighted asset GNMA MSR UPB end of period ($mm) Impact • $3.0 B GNMA loans (20%) are in forbearance as of 6/30/2020, of which $1.1 B are recognized on the balance sheet • No eligible GNMA forbearance loans were repurchased during $18,027 Q2 $16,326 • Repurchased loans are able to be pledged as collateral with the $15,145 $15,243 $14,971 FHLB • Drag on capital, NIM and ROE due to inflated balances created by loans eligible for repurchase; no actual income risk • Opportunity for re-securitization gains from repurchasing eligible loans, depending on final resolution with GNMA 6/30/2019 9/30/2019 12/31/2019 3/31/2020 6/30/2020 48

Click to edit Master title style Appendix

Non-GAAP reconciliation $mm Adjusted Net Interest Income, Noninterest Income, Total Revenues, Noninterest Expense, Income before Income Taxes, Provision for Income Taxes, and Net Income 3 months ended 3 months ended 6 months ended 3 months ended 3 months ended December 31, 2019 June 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 Total Revenues $ 306 $ 541 Adjustment to remove DOJ benefit 25 25 Adjusted Total Revenues $ 281 $ 516 Net Interest Income $ 152 Adjustment to remove hedging gains 29 Adjusted Net Interest Income $ 123 Noninterest Income $ 168 $ 277 Adjustment to remove DOJ benefit 25 25 Noninterest Income $ 143 $ 252 Noninterest Expense$ 245 $ 191 Adjustment to remove Wells Fargo acquisition costs - 1 Discrerionary items 5 - Adjusted Noninterest Expense$ 240 $ 190 Income before Income Taxes$ 75 $ 119 $ 44 Adjustment to remove DOJ benefit 25 25 - Adjustment to remove Wells Fargo acquisition costs - 1 1 Adjusted Income before Income Taxes $ 50 $ 95 $ 45 Provision for Income Taxes $ 14 $ 22 $ 8 Adjustment to remove DOJ benefit 5 5 - Adjustment to remove Wells Fargo acquisition costs - - - Adjusted Provision for Income Taxes $ 9 $ 17 $ 8 Net Income $ 61 $ 97 $ 36 Adjustment to remove DOJ benefit (net of tax) 20 20 - Adjustment to remove Wells Fargo acquisition costs (net of tax) - 1 1 Adjusted Net Income $ 41 $ 78 $ 37 Adjusted Diluted EPS 6 months ended 6 months ended 3 months ended June 30, 2019 June 30, 2019 March 31, 2019 Diluted Earnings per Share$ 1.06 $ 1.69 $ 0.63 Adjustment to remove DOJ benefit (net of tax) (0.35) (0.35) 0.01 Adjustment to remove Wells Fargo acquisition costs (net of tax) - 0.01 0.01 Adjusted Diluted Earnings per Share$ 0.71 $ 1.35 $ 0.64 50

Non-GAAP reconciliation (continued) $mm Adjusted ROA, ROE and ROTCE 3 Months ended 6 Months ended June 30, 2019 June 30, 2019 Return on Average Assets 1.2% 1.0% Adjustment to remove DOJ benefit (net of tax) -0.4% -0.2% Adjusted Return on Average Assets 0.8% 0.8% Return on average tangible common equity 17.1% 14.3% Adjustment to remove DOJ benefit (net of tax) -5.5% -2.7% Adjusted return on tangible Commmon Equity 11.7% 11.6% Tangible Book Value per Share and Tangible Common Equity to Assets Ratio As of March 31, As of June 30, 2020 2020 As of June 30, 2019 Total stockholders' equity$ 1,971 $ 1,842 $ 1,656 Goodwill and intangible assets 164 167 178 Tangible book value$ 1,807 $ 1,675 $ 1,478 Number of common shares outstanding 56,943,979 56,729,789 56,483,937 Tangible book value per share$ 31.74 $ 29.52 $ 26.16 Total Assets$ 27,450 $ 26,805 $ 20,206 Tangible common equity to assets ratio 6.58% 6.25% 7.31% Adjusted HFI Loan-to-Deposit Ratio As of March 31, As of December 31, As of September As of June 30, 2019 As of June 30, 2020 2020 2019 30, 2019 Average LHFI$ 13,596 $ 11,823 $ 12,168 $ 11,743 $ 10,613 Less: Average warehouse loans 3,785 2,310 2,747 2,508 1,997 Adjusted average LHFI$ 9,811 $ 9,513 $ 9,421 $ 9,235 $ 8,616 Average deposits$ 17,715 $ 15,795 $ 15,904 $ 15,817 $ 14,159 Less: Average custodial deposits 6,223 4,776 4,772 4,550 3,469 Adjusted average deposits$ 11,492 $ 11,019 $ 11,132 $ 11,267 $ 10,690 HFI loan-to-deposit ratio 76.7% 74.9% 76.5% 74.2% 75.0% Adjusted HFI loan-to-deposit ratio 85.4% 86.3% 84.6% 82.0% 80.6% 51

Click to edit Master title style